AXA FINANCIAL, INC.
             Reconciliation of AXA US Life & Savings Contribution to
                            AXA Group IFRS Revenues
           with Consolidated AXA Financial, Inc. Premiums under USGAAP
                                  (in millions)

                                                                                                SIX MONTHS ENDED JUNE 30
                                                                                              ----------------------------
                                                                                                 2008               2009
                                                                                              ----------         ---------
CONTRIBUTION TO IFRS GROSS REVENUES PER AXA PRESS RELEASE                           IN EURO

   Gross Premiums                                                                                6,359              5,270
   Other Revenues (A)                                                                              373                314
                                                                                              ----------         ---------
                                                                                                 6,732              5,584

                                             Average exchange rate   US$1.00 =                 0.65321            0.74912

                                                                                    IN USD      10,306              7,454
Reconciling items:
   Less: Other Revenues (A)                                                                       (570)              (418)
   Less: Deposits from Universal life and investment-type product policy fee income (B)         (8,736)            (6,066)
   Less: Reinsurance ceded premiums  (C)                                                          (244)              (244)
   Add:  Others (D)                                                                                 13                 11
                                                                                               ----------        ---------
          Total Reconciling items                                                               (9,537)            (6,717)
                                                                                               ----------        ---------

CONSOLIDATED AXA FINANCIAL, INC. US GAAP PREMIUMS                                                  769                737
                                                                                               ==========        =========

(A) Represents fees received from servicing and advisory business, and fees on the sales of Mutual Funds reported within Commissions, Fees & Other Income in the US GAAP Statement of Earnings.


(B) Reflected as an increase to Policyholder Account Balances in the US GAAP Balance Sheet.

(C) Reflected as a reduction to Premiums in the US GAAP Statement of Earnings.

(D) Represents Pension fee income and Reinsurance Assumed Premiums that are excluded from premiums for IFRS reporting.

                               AXA FINANCIAL, INC.
    RECONCILIATION OF THE CONTRIBUTION TO IFRS UNDERLYING EARNINGS, ADJUSTED EARNINGS AND NET INCOME, GROUP SHARE TO AXA FINANCIAL'S USGAAP NET INCOME
                                  (in millions)

                                                                                                   6 MONTHS ENDED JUNE 30,
                                                                                                ----------------------------
                                                                                                   2008              2009
                                                                                                ----------       -----------
CONTRIBUTION TO IFRS UNDERLYING EARNINGS, PER AXA PRESS RELEASE                     IN EURO

   US Life & Savings                                                                                 326               271
   Asset Management                                                                                  128                95
   AXA Financial Holding Company                                                                     (48)              (60)
                                                                                                ----------       -----------
TOTAL CONTRIBUTION TO IFRS UNDERLYING EARNINGS                                      IN EURO          406               306

   Net realized capital gains attributable to shareholders                                           (20)               16
                                                                                                ----------       -----------
TOTAL CONTRIBUTION TO IFRS ADJUSTED EARNINGS                                        IN EURO          386               322

   Profit or loss on financial assets (under Fair Value option) and derivatives                      (21)             (408)
   Exceptional operations and discontinued operations                                                 11                (5)
   Goodwill and related intangibles                                                                   (6)                -
                                                                                                ----------       -----------
TOTAL CONTRIBUTION TO IFRS NET INCOME, GROUP SHARE                                  IN EURO          370               (91)

                                                              Average exchange rate  US$1.00 =     0.65321           0.74912

                                                                                    IN USD           567              (122)
Reconciling items:
(A) GMIB/DB Reserves & Reinsurance Asset                                                             746            (2,227)
(B) Investment income & capital gains (losses)                                                        13               (18)
(C) Amortization of goodwill & other intangible assets                                                (8)              (12)
(D) Employee Benefits Plan - Fresh Start, net of DAC capitalization                                  (33)              (36)
(E) Employee stock based compensation                                                                 (2)               (1)
(F) Other Reserve adjustment - including  SOP 03-01                                                   11                 3
(G) Amortization of DAC & VOBA                                                                      (147)              325
(H) Other                                                                                              2               (17)
                                                                                                ----------       -----------
Total Reconciling items                                                                              582            (1,983)
                                                                                                ----------       -----------
CONSOLIDATED US GAAP NET EARNINGS                                                                $ 1,149          $ (2,105)
                                                                                                ==========       ===========

(A) Reflects the accounting for reinsurance contracts ceding variable annuity Guaranted Minimum Income Benefit ('GMIB') features as derivative contracts at fair value under USGAAP vs. ceded reinsurance reserves under IFRS; and insurance reserves for Guaranteed Minimum Death Benefit ("GMDB") and GMIB features subject to economic hedging programs on an SOP 03-1 basis under USGAAP vs. remeasurement to reflect current market conditions under IFRS.

(B) Primarily reflects different accounting methodologies for impairments under IFRS and USGAAP.

(C) Reflects amortization of acquisition related intangible assets in USGAAP on acquisitions prior to adoption of IFRS.

(D) Represents impact of IFRS initial implementation "fresh start" adjustment to eliminate the portion of employee benefit liabilities related to deferred actuarial gains and losses, which has resulted in a reduction of ongoing IFRS employee benefit expenses compared to USGAAP over the period in which those deferred gains and losses would otherwise have been amortized. 2008 includes the IFRS impacts of modifications made to the MONY Benefit Plans, which are recognized as a curtailment gain for IFRS but are deferred for USGAAP purposes.

(E) Primarily reflects different accounting methodologies for share based awards under IFRS and USGAAP.

(F) Represents adjustment of MVA liabilities from the IFRS basis accrued account balance (with interest rate floors reflected on a contract-by-contract basis) to the USGAAP basis (which considers the impact of interest rate floors on a block of business basis) and adjustments to the liability related to group pension contracts and certain mortality and annuitization benefits, such as the No Lapse Guarantee feature contained in variable and universal life contracts under SOP03-01.

(G) Represents DAC and VOBA reactivity to other IFRS adjustments.

(H) Other primarily represents operations assumed on behalf of AXA Japan and different effective tax rates under IFRS and USGAAP.